UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2021
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 20, 2021, a separation agreement between an American Equity Investment Life Holding Company subsidiary (the Company) and its former Chief Financial Officer, Ted M. Johnson, became effective. Under the agreement, Mr. Johnson will separate from employment effective July 16, 2021 and release employment-related claims.
The agreement includes various other provisions beneficial to the Company, including: (i) 18-month non-solicitation of Company employees, contractors, and others; (ii) 18-month non-compete, limited to specified firms; (iii) cooperation on Company matters; (iv) non-disparagement of the Company and its associates (the Company also agreed to inform its officers and directors not to disparage Mr. Johnson); (v) maintaining confidentiality; and (v) no assistance to a third party in a dispute with the Company, except as required by law or pursued by a regulator.
Subject to Mr. Johnson’s successful participation in a transition plan and entry into another release following the end of his employment, the Company agreed to pay Mr. Johnson (i) his monthly base salary rate of $47,750 through May 20, 2022; (ii) $501,375 (125% of his 2021 target incentive); (iii) $15,000 toward continuation of health coverage; and (iv) up to $15,000 outplacement services, each less any required tax withholding. Mr. Johnson will also retain his long-term incentives (consisting of 58,935 performance stock-based units, 18,524 time-based stock-based units, 49,565 stock options at $27.05 exercise price, and 26,655 stock options at $27.40 exercise price).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: June 21, 2021	By:	/s/ Phyllis Zanghi
Phyllis Zanghi
Executive Vice President and Chief Legal Officer